UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant To Section 14(a) of the
Securities Exchange Act of 1934
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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
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Dorian LPG Ltd.
(Name of Registrant as Specified in Charter)
Not applicable
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
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	(4)	Date Filed: ________________________________________________________________________________

November 13, 2018
To Our Shareholders:
It is our pleasure to invite you to attend our 2018 Annual Meeting of Shareholders (the "Annual Meeting"). The meeting will be held at 10:30 AM EST on December 4, 2018 at the offices of Dorian LPG (USA) LLC, located at 27 Signal Road, Stamford, CT 06902.
At the Annual Meeting, you will be asked to (i) elect three directors to serve on our Board of Directors until the 2021 annual meeting of shareholders and (ii) ratify the appointment of Deloitte Certified Public Accountants S.A. as our auditors for the fiscal year ending March 31, 2019. Our Board of Directors unanimously recommends that you vote your shares "FOR" the election of Ted Kalborg, Øivind Lorentzen and John C. Lycouris to the Board of Directors and "FOR" the ratification of the appointment of Deloitte Certified Public Accountants S.A. as the Company's independent auditors for the fiscal year ending March 31, 2019.
You may vote via the Internet, by telephone or by mailing the completed proxy card. If you attend the Annual Meeting, you may vote your shares in person, even if you have previously voted your proxy. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible to ensure that your shares will be represented and voted at the Annual Meeting.
We are proud that you have chosen to invest in Dorian LPG Ltd. On behalf of our management and directors, thank you for your continued support and confidence in 2018.
Very truly yours,

/s/ John C. Hadjipateras

John C. Hadjipateras
Chairman of the Board of Directors

(i)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF DORIAN LPG LTD.
Date of Meeting:	December 4, 2018

Time:	10:30 AM EST

Place:	27 Signal Road, Stamford, CT 06902

Items of Business:	We are holding the 2018 Annual Meeting of Shareholders (the "Annual Meeting") for the following purposes:

• to elect three directors to serve on our Board of Directors until the 2021 annual meeting of shareholders;
• to ratify the selection of Deloitte Certified Public Accountants S.A. ("Deloitte") as our independent registered public accounting firm for the fiscal year ending March 31, 2019; and
• to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The attached proxy statement (the "Proxy Statement") describes these items in more detail.

Record Date:	November 6, 2018

Voting:
Whether or not you plan to attend, we urge you to review these materials carefully and to vote by Internet, telephone or by submitting your proxy card as promptly as possible. Please vote as soon as possible, even if you plan to attend the Annual Meeting in person. You have three options for submitting your vote prior to the date of the Annual Meeting: Internet, telephone or mail. In accordance with New York Stock Exchange ("NYSE") rules, your broker will not be able to vote your shares with respect to any non-routine matters if you have not given your broker specific instructions to do so. The only routine matter to be voted on at the Annual Meeting is the ratification of the selection of our independent registered public accounting firm for the fiscal year ending March 31, 2019 (Proposal No. 2). The election of directors (Proposal No. 1) is considered a non-routine matter under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore broker non-votes may exist in connection with such proposal.

By order of the Board of Directors /s/ John C. Hadjipateras John C. Hadjipateras Chairman of the Board of Directors November 13, 2018

(ii)

EXPLANATORY NOTE
We are an "emerging growth company," as defined in the Jumpstart Our Business Startups Act of 2012 (the "JOBS Act"). As an emerging growth company, we provide in this Proxy Statement the scaled disclosure permitted under the JOBS Act. Accordingly, we have included detailed compensation information for only our principal executive officer and the next two most highly compensated executive officers, and we have not included a compensation discussion and analysis ("CD&A") of our executive compensation programs in this Proxy Statement. In addition, as an emerging growth company, we are not required to conduct votes seeking shareholder approval, whether on an advisory basis or otherwise, of (1) the compensation of our named executive officers or the frequency with which such votes must be conducted or (2) compensation arrangements and understandings in connection with merger transactions, known as "golden parachute" arrangements.
Under the JOBS Act, we will remain an "emerging growth company" until the earliest of: (i) the last day of the fiscal year during which we have total annual gross revenues of $1 billion or more (as adjusted every five years for inflation); (ii) the last day of the fiscal year following the fifth anniversary of the completion of our initial public offering on May 13, 2014 (the "IPO"); (iii) the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; and (iv) the date on which we are deemed to be a "large accelerated filer" under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). We will qualify as a large accelerated filer as of the first day of the first fiscal year after (1) we have at least $700 million in outstanding voting and non-voting common equity held by our non-affiliates, as measured as of the last business day of the second quarter of the fiscal year, (2) we have been subject to the requirements of Sections 13(a) or 15(d) of the Exchange Act for a period of at least 12 calendar months, and (3) we are not eligible to use the requirements for smaller reporting companies in our annual and quarterly reports.

(iii)

TABLE OF CONTENTS
Notice of Annual Meeting of Shareholders of Dorian LPG Ltd.	ii
Proxy Statement Proxy Solicitation and Voting Information	6
Questions and Answers About the Annual Meeting and Voting	6
Why am I receiving these proxy materials?	6
What am I voting on?	6
How do I vote?	7
Will my shares be voted if I do nothing?	7
How do I know if I am a beneficial owner of shares?	8
How can I revoke my proxy?	8
Who can attend the Annual Meeting?	8
Who is entitled to vote?	9
How many votes must be present to hold the Annual Meeting?	9
What are broker non-votes?	9
What vote is required to adopt each of the proposals?	9
Who counts the votes?	10
When will the voting results be announced?	10
How can I access the proxy materials on the Internet?	10
Annual Meeting Procedures	10
Expenses of Solicitation	13
Householding	13
Proposal 1 Election of Directors	14
Nominees for Election for a Three-Year Term Expiring at the 2021 Annual Meeting of Shareholders	15
Directors Continuing in Office Until the 2019 Annual Meeting of Shareholders	16
Directors Continuing in Office Until the 2020 Annual Meeting of Shareholders	17
Executive Officers	18
Board Meetings and Board Committee Information	19
Meetings	19
Committees and Committee Charters	19
Audit Committee	19
Compensation Committee	20
Nominating and Corporate Governance Committee and Director Nominations	20
Role of the Nominating and Corporate Governance Committee	20
Director Nomination Process	21
Compensation Committee Interlocks and Insider Participation	22
Report of the Audit Committee	23
Corporate Governance Matters	24
Corporate Governance Guidelines	24
Director Independence	24
Code of Conduct and Ethics	25
Business Relationships and Related Person Transactions Policy	25
Board Leadership Structure	26
Executive Sessions of Independent Directors	26
Communications with the Board	26
The Board's Role in Risk Oversight	27
Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters	28
Proposal 2 To Ratify the Selection of Deloitte Certified Public Accountants S.A. as the Company's Independent Registered Public Accounting Firm for the Year Ending March 31, 2019	31
Audit Fees	31
Audit Committee Pre-Approval Policies and Procedures	31
(iv)

Director Compensation	33
Executive Compensation	34
Summary Compensation Table	34
Narrative Disclosure to the Summary Compensation Table	35
Equity Compensation	35
Outstanding Equity Awards at Fiscal Year-End	36
2014 Equity Incentive Plan	36
Securities Authorized for Issuance Under Equity Compensation Plans	38
Equity Compensation Plans Table	38
Retirement Benefits	38
2014 Executive Severance and Change in Control Severance Plan	39
Certain Relationships and Related Transactions and Director Independence	40
Section 16(a) Beneficial Ownership Reporting Compliance	42
Shareholder Proposals for 2019 Annual Meeting of Shareholders	43
Other Business	44
Annual Report to Shareholders and Form 10-K	44

(v)

DORIAN LPG LTD.
c/o Dorian LPG (USA) LLC
27 Signal Road
Stamford, Connecticut 06902
PROXY STATEMENT

 PROXY SOLICITATION AND VOTING INFORMATION
The Board of Directors (the "Board" or "Board of Directors") of Dorian LPG Ltd. ("we," "us," "our," the "Company" or "Dorian") solicits your proxy for our 2018 Annual Meeting of Shareholders (the "Annual Meeting") to be held at 10:30 AM EST on December 4, 2018 at the offices of Dorian, located at 27 Signal Road, Stamford, CT 06902, and for any adjournment or postponement of the meeting, for the purposes set forth in the Notice of Annual Meeting of Shareholders (the "Notice").
Questions and Answers About the Annual Meeting and Voting
Why am I receiving these proxy materials?
This Proxy Statement is furnished in connection with the solicitation by our Board of Directors of proxies to be voted at the Annual Meeting for the purposes set forth in the accompanying notice, and at any adjournments or postponements thereof. This Proxy Statement is being sent to all of our shareholders of record as of the close of business on November 6, 2018 for use at the Annual Meeting. This Proxy Statement, the enclosed proxy card and our 2018 Annual Report to Shareholders are being first mailed or made available to our shareholders on or about November 13, 2018.
Our shareholders are invited to attend the Annual Meeting and vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote by completing, signing, dating and returning a proxy card or by executing a proxy via the Internet or by telephone.
What am I voting on?
You will be voting on each of the following:
•	to elect three directors to serve on our Board until the 2021 annual meeting of shareholders;
•	to ratify the selection of our independent registered public accounting firm for the fiscal year ending March 31, 2019; and
•	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
As of the date of this Proxy Statement, the Board knows of no other matters that will be brought before the Annual Meeting. If you return your signed and completed proxy card or vote by telephone or over the Internet and other matters are properly presented at the Annual Meeting for consideration, the persons appointed as proxies will have the discretion to vote for you.
Who is soliciting my vote?
In this Proxy Statement, our Board of Directors is soliciting your vote for matters being submitted for shareholder approval at the Annual Meeting.
Giving us your proxy means that you authorize the proxy holders identified on the proxy card to vote your shares at the meeting in the manner you direct. You may vote for all, some or none of our director nominees. You may also abstain from voting. If you sign and return the enclosed proxy card but do not specify how your shares are to be voted, your shares will be voted in accordance with the recommendations of our Board of Directors, including in favor our nominees for election to the Board. If any other matters are properly presented at the Annual Meeting for consideration, the persons named as proxies in the enclosed proxy card will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

How does the Board of Directors recommend shareholders vote?
The Board of Directors unanimously recommends that you vote using the proxy card:
•	FOR the election of the following three individuals nominated by the Board of Directors for election as directors: Ted Kalborg, Øivind Lorentzen and John C. Lycouris; and
•	FOR ratification of the appointment of Deloitte Certified Public Accountants S.A. ("Deloitte") as our independent registered public accounting firm for the year ending March 31, 2019.
How do I vote?
You may vote using one of the following methods:
•
Over the Internet.  If you have access to the Internet, we encourage you to vote in this manner. You may submit proxies over the Internet by following the instructions on the proxy card or the voting instruction card sent to you by your bank, broker, trustee or nominee.

•	By telephone. You may vote by telephone by calling the number listed on your proxy card or the voting instructions card sent to you by your bank, broker, trustee or nominee.
•
By mail.  Shareholders of record who have received a paper copy of a proxy card by mail may submit proxies by completing, signing and dating their proxy card and mailing it in the accompanying pre-addressed envelope. Shareholders who are beneficial owners who have received a voting instruction card from their bank, broker, trustee or nominee may return the voting instruction card by mail as set forth on the card.

•
In person at the Annual Meeting.  Shareholders of record may vote shares held in their name in person at the Annual Meeting. Shares for which a shareholder is the beneficial holder but not the shareholder of record may be voted in person at the Annual Meeting only if such shareholder is able to obtain a legal proxy from the bank, broker, trustee or nominee that holds the shareholder's shares, indicating that the shareholder was the beneficial holder as of the record date and the number of shares for which the shareholder was the beneficial owner on the record date. Even if you plan to be present at the Annual Meeting, we encourage you to vote your shares prior to the Annual Meeting date via the Internet, by telephone or by mail in order to record your vote promptly, as we believe voting this way is convenient.

Shareholders are encouraged to vote their proxies by Internet, telephone or by mail, but not by more than one method. If you vote by more than one method, or vote multiple times using the same method, only the last-dated vote that is received by the independent inspector of election will be counted, and each previous vote will be disregarded. Please follow the directions on these materials carefully.
Will my shares be voted if I do nothing?
If you do nothing, your shares will NOT be voted for all proposals. If you are a shareholder of record, you must sign and return a proxy card, submit your proxy by telephone or Internet, or attend the Annual Meeting in person, in order for your shares to be voted. If you are a beneficial owner of shares and your shares are held in "street name," your bank, broker, trustee or nominee will not be able to vote your shares at the Annual Meeting on "non-routine matters," as defined by the New York Stock Exchange (the "NYSE"), unless you instruct them as to how you want your shares to be voted. The NYSE currently considers only the ratification of the appointment of Deloitte as our independent public accounting firm for the fiscal year ending March 31, 2019 to be a routine matter. If a brokerage firm votes your shares on a routine matter in accordance with these rules, your shares will count as present at the Annual Meeting for purposes of establishing a quorum and will count as "FOR" votes or "AGAINST" votes, as the case may be, depending on how the broker votes.  If a brokerage firm signs and returns a proxy on your behalf that does not contain voting instructions, your shares will count as present at the Annual Meeting for quorum purposes and will be voted "FOR" ratification of the selection of our independent registered public accounting firm for the fiscal year ending March 31, 2019, but will not count as a "FOR" vote for any other matter, including the election of directors.

If you are a beneficial owner and your shares are held in street name, your broker, bank or nominee has enclosed a voting instruction card with this Proxy Statement. We strongly encourage you to vote your shares by following the instructions provided on the voting instruction card in order to ensure that your shares are represented and voted at the meeting.
How do I know if I am a beneficial owner of shares?
If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization, you are considered the beneficial owner of shares held in "street name," and the Notice was forwarded to you by that organization. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a "voting instructions form." If you request printed copies of the proxy materials by mail, you will receive a voting instructions form.
How can I revoke my proxy?
If you are a shareholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by taking one of the following actions:
•
by giving written notice of the revocation prior to the commencement of the Annual Meeting to: Corporate Secretary, Dorian LPG Ltd., c/o Dorian LPG (USA) LLC, 27 Signal Road, Stamford, Connecticut 06902;

•	by executing and delivering another valid proxy with a later date;
•	by voting by telephone or Internet at a later date; or
•
by attending the Annual Meeting and voting in person by written ballot, if you are a shareholder of record or, if you are a beneficial owner of your shares, with a legal proxy from the entity that holds your shares giving you the right to vote the shares.

If you are a beneficial owner of your shares and you vote by proxy, you may change your vote by submitting new voting instructions to your bank, broker, trustee or nominee in accordance with that entity's procedures.
If you vote the same shares by more than one method or vote multiple times with respect to the same shares using the same method, only the last-dated vote that is received will be counted, and each previous vote will be disregarded.
Who can attend the Annual Meeting?
Only shareholders of Dorian as of the close of business on the record date, November 6, 2018, their authorized representatives and invited guests of Dorian will be permitted to attend the Annual Meeting. In order to gain admission to the Annual Meeting, proof of ownership of Dorian common stock as of the record date (or a valid proxy for a shareholder of Dorian entitled to vote at the Annual Meeting) will be required, along with government-issued photo identification, such as a driver's license or passport. Beneficial owners holding stock in an account at a brokerage firm, bank, broker-dealer or other similar organization ("street name" holders) will need to bring proof of beneficial ownership as of the record date, such as an account statement or a letter from a broker, along with government-issued photo identification.

Who is entitled to vote?
All of our shareholders as of the record date, November 6, 2018, will be entitled to vote at the Annual Meeting. As of the close of business on that date, approximately 55,166,775 of our common shares were outstanding and entitled to vote. Each common share is entitled to one vote on each matter properly brought before the meeting. Our articles of incorporation, as amended (the "Articles of Incorporation"), do not provide for cumulative voting and, accordingly, our shareholders do not have cumulative voting rights with respect to the election of directors. The common shares held in our treasury, which are not considered outstanding, will not be voted.
How many votes must be present to hold the Annual Meeting?
In order for us to conduct the Annual Meeting, the shareholders representing at least one-third of the shares issued and outstanding and entitled to vote at the Annual Meeting as of November 6, 2018 must be present at the Annual Meeting in person or by proxy. This is referred to as a quorum. Abstentions and "broker non-votes" are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Your shares will be counted as present at the Annual Meeting if you do one of the following:
•	vote via the Internet or by telephone;
•	return a properly executed proxy by mail (even if you do not provide voting instructions); or
•	attend the Annual Meeting and vote in person.
If a quorum is not present at the Annual Meeting or, even if a quorum is present and sufficient votes in favor of the positions recommended by our Board of Directors on the proposals described in this Proxy Statement are not timely received, a majority of the total number of votes represented by those shares present, in person or by proxy, at the Annual Meeting will have the power to adjourn the meeting. If the Annual Meeting is adjourned for reasons other than a lack of quorum, no further notice of the adjourned meeting will be required to permit further solicitation of proxies, other than an announcement at the Annual Meeting, unless a new record date for the Annual Meeting is set.
What are broker non-votes?
A "broker non-vote" occurs when a broker, bank or other nominee that holds our common stock for a beneficial owner returns a proxy to us but cannot vote the shares it holds as to a particular matter because it has not received voting instructions from the beneficial owner and the matter to be voted on is not "routine" under the NYSE rules.
What vote is required to adopt each of the proposals?
Each share of our common stock outstanding on the record date is entitled to one vote on each of the three director nominees and one vote on each other matter.
Proposal 1. Election of Directors.  As set forth in Article I of our Articles of Incorporation, directors will be elected by a plurality of votes cast by holders entitled to vote in the election. This means that the three nominees receiving the highest number of "FOR" votes will be elected as Class II directors. If you do not instruct your broker how to vote with respect to this item, your broker may not vote with respect to this proposal. Accordingly, if you do not hold your shares directly in your own name, for your vote to be counted, you must submit your voting instructions to your broker or custodian. Broker non-votes will not be counted as present and are not entitled to vote on this proposal. Abstentions have no effect on whether any director has been elected.
Proposal 2. Ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending March 31, 2019.  As set forth in Section 7 of Article II of our bylaws, the affirmative vote of a majority of the votes cast by holders present, in person or by proxy, at the Annual Meeting is required to ratify the appointment of Deloitte by the Company's audit committee (the "Audit Committee") as the Company's independent auditors for the fiscal year ending March 31, 2019. Even if you do not instruct your broker how to vote with respect to this item, your broker may vote your shares with respect to this proposal. Broker non-votes will be counted as present and entitled to vote on the proposal. Abstentions will have the same effect as a vote "against" whether this proposal has been approved.  Abstentions will have no effect on the results of this proposal.

Who counts the votes?
Tabulation of the votes cast at the Annual Meeting will be conducted by the inspectors of election.
When will the voting results be announced?
We expect to announce preliminary voting results at the Annual Meeting. We will report final results on our website at www.dorianlpg.com and in a filing with the U.S. Securities and Exchange Commission (the "SEC") on a Form 8-K.
How can I access the proxy materials on the Internet?
You may access our Proxy Statement and Annual Report on Form 10-K for the year ended March 31, 2018, as amended, via the Internet at www.dorianlpg.com under the heading "Investor Center—Corporate Governance—Annual Meeting of Shareholders." For next year's shareholders' meeting, you can potentially help us save significant printing and mailing expenses by consenting to access the proxy statement, proxy card and annual report to shareholders electronically over the Internet. If you hold your shares in your own name (instead of through a broker, bank or other nominee), you can choose this option by following the instructions at the Internet website at www.investorvote.com/LPG. Subject to applicable rules and regulations of the SEC, if you choose to receive your proxy materials and annual report to shareholders electronically, then prior to next year's shareholders' meeting you will receive notification when the proxy materials and annual report to shareholders are available for on-line review over the Internet, as well as the instructions for voting electronically over the Internet. Your choice for electronic distribution will remain in effect for subsequent meetings unless you revoke it prior to future meetings by revoking your request online or by sending a written request to: Corporate Secretary, Dorian LPG Ltd., c/o Dorian LPG (USA) LLC, 27 Signal Road, Stamford, Connecticut 06902.
A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED MARCH 31, 2018, AS AMENDED, WILL BE PROVIDED TO YOU WITHOUT CHARGE UPON WRITTEN REQUEST TO CORPORATE SECRETARY, DORIAN LPG LTD., C/O DORIAN LPG (USA) LLC, 27 SIGNAL ROAD, STAMFORD, CONNECTICUT 06902.
Annual Meeting Procedures
Annual Meeting Admission
Only shareholders as of the close of business on November 6, 2018 or those persons that hold a valid proxy may attend the Annual Meeting. Admission to the Annual Meeting will be on a first-come, first-served basis. Proof of Dorian stock ownership as of the record date, along with government issued photo identification, such as a driver's license or passport, will be required for admission. Shareholders holding stock in an account at a brokerage firm, bank, broker-dealer or other similar organization ("street name" holders) will need to bring proof of beneficial ownership as of the record date, such as an account statement or a letter from a broker, along with government issued photo identification. If you do not provide photo identification and comply with the other procedures outlined above for attending the Annual Meeting in person, you will not be admitted to attend the Annual Meeting in person. No cameras, recording equipment, electronic devices, use of cell phones or other mobile devices, large bags or packages will be permitted at the Annual Meeting.

Voting Procedures
Shareholders of record (shareholders who own our shares in their own names on the books of our transfer agent) may vote their shares or submit a proxy card to have their shares voted by one of the following methods:
•	By Internet—Shareholders of record may submit proxies over the Internet by following the instructions on the enclosed proxy card.
•	By Telephone—Shareholders of record may vote by telephone by calling the number listed on the enclosed proxy card.
•
By Mail—Shareholders of record who have received a paper copy of a proxy card by mail may submit proxies by completing, signing and dating their proxy card and mailing it in the accompanying pre-addressed envelope.

•	In Person—Shareholders of record may vote shares held in their name in person at the Annual Meeting; however, attending the Annual Meeting without casting a ballot will not count as a vote.
Beneficial owners of shares (shareholders who own their shares in the name of a bank, broker, trustee or other nominee on the books of our transfer agent) may generally vote their shares or submit a proxy to have their shares voted by one of the following methods, as indicated on the voting instruction form sent to you by your bank, broker, trustee or nominee:
•
By Internet or Telephone—Beneficial owners may generally vote their shares over the Internet or by telephone, as indicated on your voting instruction card. Please refer to your voting instruction card or other information forwarded by your bank, broker, trustee or nominee to determine whether you may submit a proxy electronically over the Internet or by telephone, following the instructions on the voting instruction card or other information provided by the record holder.

•	By Mail—You may vote your shares by completing, signing and dating your voting instruction card and returning it in the envelope provided.
•
In Person with a Proxy from the Record Holder—Shares for which a shareholder is the beneficial holder but not the shareholder of record may be voted in person at the Annual Meeting only if such shareholder is able to obtain a legal proxy from the bank, broker, trustee or nominee that holds the shareholder's shares, indicating that the shareholder was the beneficial holder as of the record date and the number of shares for which the shareholder was the beneficial owner on the record date.

Shareholders are encouraged to vote their proxies by Internet, telephone or completing, signing, dating and returning a proxy card, but not by more than one method. If you vote by more than one method, or vote multiple times using the same method, only the last-dated vote that is received by the vote tabulator will be counted, and each previous vote will be disregarded.
If you receive more than one set of proxy materials or more than one proxy card, it may mean that you hold shares of Dorian stock in more than one account. You must return a proxy card or vote using one of the methods described above for each account in which you own shares.

Revoking Your Vote
If you are a shareholder of record, you may revoke your proxy at any time before it is voted at the meeting by taking one of the following actions:
•
by giving written notice of the revocation prior to the commencement of the Annual Meeting to: Corporate Secretary, Dorian LPG Ltd., c/o Dorian LPG (USA) LLC, 27 Signal Road, Stamford, Connecticut 06902;

•	by executing and delivering another valid proxy with a later date;
•	by voting by telephone or Internet at a later date; or
•
by attending the Annual Meeting and voting in person by written ballot, if you are a shareholder of record or, if you are a beneficial owner of your shares, with a legal proxy from the entity that holds your shares giving you the right to vote the shares.

If you are a beneficial owner of your shares and you vote by proxy, you may change your vote by submitting new voting instructions to your bank, broker, trustee or nominee in accordance with that entity's procedures.
Vote Required for Approval
The presence, represented in person or by proxy, of one-third of the issued and outstanding shares of Dorian common stock entitled to vote at the Annual Meeting is required to constitute a quorum at the Annual Meeting. Brokers holding shares for beneficial owners must vote their shares according to the specific instructions they receive from their owners. If specific instructions are not received, brokers may not vote these shares, other than on matters that the NYSE considers to be "routine." If a brokerage firm votes a beneficial holder's shares on a routine matter without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted for or against the routine matter. At the Annual Meeting, only the proposal to ratify the appointment of Deloitte as our independent auditor for the fiscal year ending March 31, 2019 is considered a routine matter.
The votes required to approve each matter to be considered by our shareholders at the Annual Meeting are set forth below:
•
Proposal 1—Election of Directors:  Each Dorian shareholder has the right to vote each share of stock owned by such shareholder on the record date for three director nominees to be elected. Cumulative voting is not permitted. To be elected, a director-nominee must receive a plurality of the votes cast at the Annual Meeting. Accordingly, the three nominees standing in the election who receive the greatest number of votes cast at the Annual Meeting will be elected as directors. Abstentions, votes withheld and broker non-votes will not be counted as votes cast for such purposes and therefore will have no effect on the results of the election.

•
Proposal 2—Ratification of Selection of Deloitte:  The affirmative vote of a majority of the votes cast on this proposal is required to ratify the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending March 31, 2019. Abstentions and broker non-votes will have no effect on the results of this vote.

Appraisal or Dissenters' Rights
Our shareholders will not have rights of appraisal or similar dissenters' rights with respect to any of the matters identified in this Proxy Statement to be acted upon at the Annual Meeting.
Expenses of Solicitation
We pay all costs of soliciting proxies, including the cost of preparing, assembling and mailing the Notice, Proxy Statement and proxies. In addition to solicitation of proxies by mail, solicitation may be made personally, by telephone or by other electronic means. We may pay the expenses of persons holding shares for others to send proxy materials to their principals. While we presently intend that solicitations will be made only by directors, officers and employees of the Company, we may retain outside solicitors to assist in the solicitation of proxies.  Any expenses incurred in connection with the use of outside solicitors will be paid by us.
Householding
To reduce the expense of delivering duplicate proxy materials to our shareholders, we are relying on the SEC rules that permit us to deliver only one set of proxy materials, including our Proxy Statement, our Annual Report for the fiscal year ended March 31, 2018 and the Notice, to multiple shareholders who share an address unless we receive contrary instructions from any shareholder at that address. This practice, known as "householding," reduces duplicate mailings, thus saving printing and postage costs as well as natural resources. Each shareholder retains a separate right to vote on all matters presented at the Annual Meeting. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you wish to receive a separate copy of the annual report on form 10-K for the fiscal year ended March 31, 2018 or other proxy materials free of charge, or if you wish to receive separate copies of future annual reports or proxy materials, please send your request by email to IR@dorianlpg.com or by mail to Dorian LPG Ltd., c/o Dorian LPG (USA) LLC, 27 Signal Road, Stamford, Connecticut 06902, attention: Investor Relations, or call us at (203) 674-9900.

PROPOSAL 1

 ELECTION OF DIRECTORS
Our Board of Directors is divided into three classes: Class I, Class II and Class III. Pursuant to our Articles of Incorporation, each class of directors consists, as nearly as possible, of one-third of the total number of directors. The total number of directors on the Board may be fixed from time to time by a vote of not less than two-thirds of the number of directors constituting the Board, excluding vacancies. Additionally, the Board is authorized to fill any vacancy on the Board, including directorships resulting from an increase in the number of directors, by a majority vote of the directors then in office. By the requisite vote, the size of our Board of Directors was set at ten directors effective May 1, 2015 and has since been reduced to seven directors effective January 26, 2016.
Each director is elected to serve for a three-year term and until such director's successor is duly elected and qualified, except in the event of his or her death, resignation, removal or earlier termination of his or her term of office. The terms of our Class I and III directors will expire in 2020 and 2019, respectively, and the term of our Class II directors will expire at the Annual Meeting.
Our Class I directors, whose term expires at the annual meeting of shareholders in 2020, are currently Thomas J. Coleman and Christina Tan. Mr. Coleman and Ms. Tan were reelected at the annual meeting of shareholders in 2017. Mr. Coleman has served on our Board since our formation in July 2013 and Ms. Tan was appointed by the Board to serve as a director effective May 1, 2015, when Nigel Widdowson and Eric Fabrikant, who had previously been reelected alongside Mr. Coleman, resigned from our Board.
Our Class II directors, whose term expires at this year's Annual Meeting, are currently Øivind Lorentzen, Ted Kalborg and John C. Lycouris. Mr. Lorentzen and Mr. Lycouris have served as directors since July 2013. The Board appointed Mr. Kalborg effective December 12, 2014. Mr. Lorentzen, Mr. Kalborg and Mr. Lycouris were reelected at the 2015 annual meeting of shareholders. Upon recommendation of our nominating and corporate governance committee (the "Nominating and Corporate Governance Committee"), our Board has nominated Mr. Lorentzen, Mr. Kalborg and Mr. Lycouris for re-election as Class II directors to serve until the annual meeting of shareholders in 2021.
Our Class III directors, whose term expires at the annual meeting of shareholders in 2019, are currently John C. Hadjipateras and Malcolm McAvity. Mr. Hadjipateras has served on our Board since our formation in July 2013 and Mr. McAvity was appointed by the Board effective January 28, 2015. Mr. McAvity and Mr. Hadjipateras were reelected at the 2016 annual meeting of shareholders.
Except as indicated herein, there are no arrangements or understandings between any current director, or nominee for directorship, pursuant to which such director or nominee was selected as a director or nominee.
If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, the persons named as proxy holders will vote your proxy for the election of such substitute nominee as may be designated by the Board in accordance with Article I of our Articles of Incorporation to fill the vacancy. The Board of Directors has no reason to believe any of the nominees will be unable or unwilling to serve if elected.
Our Board of Directors unanimously recommends that you vote FOR the election of our three nominees listed below, Mr. Kalborg, Mr. Lorentzen and Mr. Lycouris.
The Board believes that each of the three nominees listed below are highly qualified and have experience, skills, backgrounds and attributes that qualify them to serve as directors of Dorian (please see each nominee's biographical information presented below). The recommendation of the Board is based on its carefully considered judgment that the experience, skills, backgrounds and attributes of our nominees make them the best candidates to serve on our Board.

Nominees for Election for a Three-Year Term Expiring at the 2021 Annual Meeting of Shareholders
Set forth in the table below is a list of our director nominees, together with certain biographical information, including their ages as of the date of this Proxy Statement.
Name	Age	Principal Occupation
Ted Kalborg	67	Founder, Tufton Oceanic Group
Øivind Lorentzen	68	Managing Director, Northern Navigation, LLC
John C. Lycouris	68	Chief Executive Officer, Dorian LPG (USA) LLC
____________
Ted Kalborg has served as a director of the Company since December 12, 2014 and is currently a member of the Audit and Compensation Committees. Mr. Kalborg is the founder of the Tufton Group, a fund management group he founded in 1985 that specializes in the shipping and energy sectors. The group manages hedge funds and private equity funds. Mr. Kalborg's primary focus has been corporate reorganizations and he also serves on the board of Hafnia Tankers, a Norwegian OTC-listed tanker company, since 2014. Mr. Kalborg holds a BA from Stockholm School of Economics and received an MBA from Harvard Business School. Mr. Kalborg's diversified experience in the oil drilling, shipping, and investment industries, his specialty in maritime and transportation fund management, and his extensive background serving as director of several other companies equip him with the qualifications and skills to act as a member of our Board of Directors.
Øivind Lorentzen has served as a director of the Company since July 2013 and is currently the Chairman of the Audit Committee. Mr. Lorentzen is currently Managing Director of Northern Navigation, LLC. Mr. Lorentzen has been Non-Executive Vice Chairman of SEACOR Holdings Inc. since early 2015, prior to which he was its Chief Executive Officer. From 1990 until September 2010, Mr. Lorentzen was President of Northern Navigation America, Inc., an investment management and ship-owning agency company concentrating in specialized marine transportation and ship finance. From 1979 to 1990, Mr. Lorentzen was Managing Director of Lorentzen Empreendimentos S.A., an industrial and shipping group in Brazil, and he served on its board of directors until December 2005. From 2001 to 2008, Mr. Lorentzen was Chairman of NFC Shipping Funds, a leading private equity fund in the maritime industry. Mr. Lorentzen is a director of Blue Danube, Inc., a privately owned inland marine service provider, and a director of Genessee & Wyoming Inc., an owner and operator of short line and regional freight railroads. Mr. Lorentzen earned his undergraduate degree at Harvard College and his MBA from Harvard Business School. Mr. Lorentzen's expertise in the maritime and shipping industries provides him the important qualifications and skills to serve as a member of our Board of Directors.
John C. Lycouris has served as Chief Executive Officer of Dorian LPG (USA) LLC and a director of the Company since our inception in July 2013. In 1993, Mr. Lycouris joined Eagle Ocean Transport Inc. ("Eagle Ocean"). At Eagle Ocean, Mr. Lycouris has attended to a multitude of sale and purchase contracts and pre- and post-delivery financing of newbuilding and secondhand vessels in the tanker, LPG, and dry bulk sectors. Before joining Eagle Ocean, Mr. Lycouris served as Director of Peninsular Maritime Ltd., a ship brokerage firm, which he joined in 1974, and managed the Finance and Accounts departments. Mr. Lycouris is a member of the Lloyd's Register North American Advisory Committee and a member of the DNV GL North American Committee. Mr. Lycouris graduated from Cornell University, where he earned an MBA, and from Ithaca College with a BS. Mr. Lycouris's successful leadership and executive experience, along with his deep knowledge of the commercial, technical and operational aspects of shipping in general and LPG shipping in particular, provide him the qualifications and skills to serve as a member of our Board of Directors.
The Board of Directors recommends you vote "FOR" each named nominee.

Directors Continuing in Office Until the 2019 Annual Meeting of Shareholders
Set forth in the table below is a list of our directors continuing in office until the 2019 annual meeting, together with certain biographical information, including their ages as of the date of this Proxy Statement.
Name	Age	Principal Occupation
John C. Hadjipateras	68	President and Chief Executive Officer of Dorian LPG Ltd.; President, Dorian LPG (USA) Ltd.
Malcolm McAvity	68	Retired Vice Chairman of Phibro LLC
____________
John C. Hadjipateras has served as Chairman of the Board and as our President and Chief Executive Officer and as President of Dorian LPG (USA) LLC since our inception in July 2013. Mr. Hadjipateras has been actively involved in the management of shipping companies since 1972. From 1972 to 1992, Mr. Hadjipateras was the Managing Director of Peninsular Maritime Ltd. in London and subsequently served as President of Eagle Ocean, which provides chartering, sale and purchase, protection and indemnity insurance and shipping finance services. Mr. Hadjipateras has served as a member of the boards of the Greek Shipping Co-operation Committee and of the Council of INTERTANKO, and has been a member of the Baltic Exchange since 1972 and of the American Bureau of Shipping since 2011. Mr. Hadjipateras also served on the Board of Advisors of the Faculty of Languages and Linguistics of Georgetown University and is a trustee of Kidscape, a leading U.K. charity organization. Mr. Hadjipateras was a director of SEACOR Holdings Inc., a global provider of marine transportation equipment and logistics services, from 2000 to 2013. We believe that Mr. Hadjipateras' expertise in the maritime and shipping industries provides him the qualifications and skills to serve as a member of our Board of Directors.
Malcolm McAvity has served as a director of the Company since January 2015 and is currently the Chairman of our Nominating and Corporate Governance Committee and a member of our Compensation Committee. Mr. McAvity formerly served as Vice Chairman of Phibro LLC, one of the world's leading international commodities trading firms, from 1986 through 2012. Mr. McAvity has held various positions trading crude oil and other commodities. Mr. McAvity earned a BA from Stanford University and an MBA from Harvard University. We believe that Mr. McAvity's experience in commodities trading provides him the qualifications and skills to serve as a member of our Board of Directors.

Directors Continuing in Office Until the 2020 Annual Meeting of Shareholders
Set forth in the table below is a list of our directors continuing in office until the 2020 annual meeting, together with certain biographical information, including their ages as of the date of this Proxy Statement.
Name	Age	Principal Occupation
Thomas J. Coleman	52	Co-Founder and Co-President, Kensico Capital Management Corporation
Christina Tan	66	Executive Director, MT Maritime Management Group
____________
Thomas J. Coleman has served as a director of the Board since September 2013 and is currently the Chairman of the Company's compensation committee (the "Compensation Committee") and a member of the Nominating and Corporate Governance Committee. Mr. Coleman has served as co-Founder and co-President of Kensico Capital Management Corporation ("Kensico") since 2000. Mr. Coleman is also the co-principal of each of Kensico's affiliates. Prior to working with Kensico and its affiliates, Mr. Coleman was employed by Halo Capital Partners ("Halo"). Prior to his employment at Halo, Mr. Coleman founded and served as Chief Executive Officer and a director of PTI Holding Inc. from 1990 until 1995. From October 2012 until January 2014, Mr. Coleman served as a director of WebMD. From February 2011 until its sale in January 2012, Mr. Coleman served as a director of Tekelec, a publicly traded global provider of core network solutions. We believe that Mr. Coleman's knowledge of corporate finance provides him the qualifications and skills to serve as a member of our Board of Directors.
Christina Tan has served as a director of the Company since May 1, 2015 and is currently a member of the Audit and Nominating and Corporate Governance Committees. Ms. Tan is an Executive Director of the MT Maritime Management Group ("MTM Group"), a position she has held since 1991. Ms. Tan has been an officer with the MTM Group for over 30 years, performing in a variety of capacities, including finance and chartering, and was also a board member of Northern Shipping Funds from 2008 to 2015, at which point she remained as a member of the Limited Partnership Advisory Committee (LPAC). For eight years prior to joining MTM Group, Ms. Tan was Vice President of Finance & Trading for Socoil Corporation, a major Malaysian palm oil refiner and trading company. Ms. Tan earned a BA in Economics and Mathematics from Western State College of Colorado. We believe that Ms. Tan's long-standing experience in the shipping industry and in maritime investments provide her the qualifications and skills to serve as a member of our Board of Directors.

EXECUTIVE OFFICERS
John C. Hadjipateras, 68, has served as Chairman of the Board and as our President and Chief Executive Officer and as President of Dorian LPG (USA) LLC since our inception in July 2013. See "Proposal 1. Election of Directors—Directors Continuing in Office Until the 2019 Annual Meeting of Shareholders."
John C. Lycouris, 68, has served as Chief Executive Officer of Dorian LPG (USA) LLC and a director of the Company since our inception in July 2013. See "Proposal 1. Election of Directors—Nominees for Election for a Three-Year Term Expiring at the 2021 Annual Meeting of Shareholders."
Theodore B. Young, 51, has served as our Chief Financial Officer, Treasurer and Principal Financial and Accounting Officer since July 2013, as Chief Financial Officer and Treasurer of Dorian LPG (USA) LLC since July 2013, and as head of corporate development for Eagle Ocean from 2011 to 2013. From 2004 to 2011, Mr. Young was a Senior Managing Director and member of the Investment Committee at Irving Place Capital ("IPC"), where he worked on investments in the industrial, transportation and business services sectors. Prior to joining IPC, Mr. Young was a principal at Harvest Partners, a New York-based middle market buyout firm, from 1997 to 2004. There, Mr. Young was active in industrial transactions and played a key role in the firm's multinational investment strategy. Prior to his career in private equity, Mr. Young was an investment banker with Merrill Lynch & Co., Inc. and SBC Warburg Dillon Read and its predecessors in New York, Zurich, and London. Mr. Young holds an AB from Dartmouth College and an MBA from the Wharton School of the University of Pennsylvania with a major in accounting.
Alexander C. Hadjipateras, 39, has served as our Executive Vice President of Business Development since July 2013 and is the son of John C. Hadjipateras, the Chairman of the Board of Directors and President and Chief Executive Officer of the Company. Mr. Alexander C. Hadjipateras' main areas of focus are business development, vessel sales and purchases, and assisting in the management of the Company's operations in Athens, Greece. Since joining Eagle Ocean in 2006, Mr. Alexander C. Hadjipateras has been involved in its newbuilding program at Sumitomo Shipyard in Japan and Hyundai Heavy Industries in South Korea and has also participated in its Aframax spot chartering. Prior to joining Eagle Ocean, Mr. Alexander C. Hadjipateras worked as a Business Development Manager at Avenue A/ Razorfish, a leading digital consultancy and advertising agency based in San Francisco. Since November 2016, Mr. Alexander C. Hadjipateras has served as a Director on the Members Committee of the UK P&I Club. Mr. Alexander C. Hadjipateras graduated from Georgetown University with a BA in history in 2001.

BOARD MEETINGS AND BOARD COMMITTEE INFORMATION
Meetings
During the fiscal year ended March 31, 2018, the Board of Directors held a total of five meetings (including regularly scheduled and special meetings) and acted seven times via unanimous written consent. In that fiscal year, all directors attended at least 75% of the aggregate number of meetings of the Board held during the period for which they were directors and the committees on which they served. Our directors are expected to attend our annual meeting of shareholders, with those directors unable to attend expected to notify the Chairman of the Board in advance. Three directors then in office attended our 2017 annual meeting of shareholders. From time to time, the Board may create special committees to address specific matters such as financial or corporate transactions.
Committees and Committee Charters
Our Board of Directors has established the following standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Our Board may, in the future, establish such other committees as it determines from time to time. The charter of each of these committees is available on our website at http://www.dorianlpg.com/investor-center/corporate-governance/. You may also request printed copies of the charter(s) by sending a written request to our Corporate Secretary at the address set forth on the cover of this Proxy Statement.
Audit Committee
The Audit Committee, established in accordance with Section 3(a)(58)(A) of the Exchange Act, currently consists of Messrs. Lorentzen and Kalborg and Ms. Tan, with Mr. Lorentzen serving as its chairperson. The Audit Committee meets a minimum of four times a year, and periodically meets with the Company's management, internal auditors and independent external auditors separately from the Board. During the fiscal year ended March 31, 2018, the Audit Committee held four meetings.
Under the Audit Committee charter, the Audit Committee assists the Board in overseeing the quality of the Company's financial statements and its financial reporting practices. To that end, the Audit Committee has direct responsibility for the appointment, replacement, compensation, retention, termination and oversight of the work of the independent registered public accounting firm engaged to prepare an audit report, to perform other audits and to perform review or attest services for us. The Audit Committee confers directly with the Company's independent registered public accounting firm. The Audit Committee also assesses the outside auditors' qualifications and independence. The Audit Committee is responsible for the pre-approval of all audit and non-audit services performed by our independent registered public accounting firm. The Audit Committee acts on behalf of the Board in reviewing the scope of the audit of the Company's financial statements and results thereof. Our Chief Financial Officer has direct access to the Audit Committee. The Audit Committee also oversees the operation of our internal controls covering the integrity of our financial statements and reports, compliance with laws, regulations and corporate policies, and the qualifications, performance and independence of our independent registered public accounting firm. Based on this oversight, the Audit Committee advises the Board on the adequacy of the Company's internal controls, accounting systems, financial reporting practices and the maintenance of the Company's books and records. The Audit Committee is also responsible for determining whether any waiver of our Code of Ethics will be permitted and for reviewing and determining whether to approve any related party transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K. Annually, the Audit Committee recommends that the Board request shareholder ratification of the appointment of the independent registered public accounting firm. The responsibilities and activities of the Audit Committee are further described in "Report of the Audit Committee" and the Audit Committee charter.
Our Board of Directors has determined that the Audit Committee consists entirely of directors who meet the independence requirements of the NYSE listing standards and Rule 10A-3 of the Exchange Act. The Board has also determined that each member of the Audit Committee has sufficient knowledge and understanding of the Company's financial statements to serve on the Audit Committee and is financially literate within the meaning of the NYSE listing standards as interpreted by the Board. The Board has further determined that Messrs. Lorentzen and Kalborg satisfy the definition of "audit committee financial expert" as defined under federal securities laws. See also Corporate Governance Matters—Director Independence.

Compensation Committee
The Compensation Committee currently consists of Messrs. Coleman, Kalborg and McAvity, with Mr. Coleman serving as its chairperson. The Compensation Committee meets as often as it deems necessary. During the fiscal year ended March 31, 2018, the Compensation Committee held two meetings.
Pursuant to its charter, the Compensation Committee determines the annual compensation of all executive officers of the Company, and reports its determinations to the Board. The scope of the Compensation Committee's oversight includes all matters related to the compensation of our executive officers. The Compensation Committee is also charged in particular with reviewing and approving corporate goals relevant to the compensation of our Chief Executive Officer and Chief Financial Officer, evaluating both officers' performance in light of those goals, and determining and approving both officers' compensation based on the evaluation. The Compensation Committee also reviews and approves employment agreements, compensation involving family members, severance agreements, change of control agreements and other similar agreements relating to executive officers, and makes general recommendations to the Board on the Company's compensation philosophy.
While the Compensation Committee has overall responsibility for executive compensation matters, as specified in its charter, the Compensation Committee reports regularly to the Board summarizing any significant issues considered by the Compensation Committee and any action it has taken. The Board may delegate other responsibilities and duties to the Compensation Committee from time to time, and the Compensation Committee may undertake other responsibilities as it deems appropriate for it to carry out its purpose under its charter.
The Compensation Committee is authorized to retain and terminate compensation consultants, legal counsel or other advisors to the Compensation Committee and to approve the engagement of any such consultant, counsel or advisor, to the extent it deems necessary or appropriate after specifically analyzing the independence of any such consultant retained by the Compensation Committee.
Our Board of Directors has determined that Messrs. Coleman, Kalborg and McAvity meet the independence requirements of the NYSE listing standards, including the additional independence requirements applicable to the members of a compensation committee. The Board has specifically considered all factors relevant to determining whether any of Messrs. Coleman, Kalborg or McAvity has a relationship to us which is material to his ability to be independent from management in connection with the duties of a Compensation Committee member.
Nominating and Corporate Governance Committee and Director Nominations
Role of the Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee currently consists of Messrs. McAvity and Coleman and Ms. Tan, with Mr. McAvity serving as its chairperson. The Nominating and Corporate Governance Committee meets as often as it deems necessary. During the fiscal year ended March 31, 2018, the Nominating and Corporate Governance Committee held two meetings.
Pursuant to its charter, the Nominating and Corporate Governance Committee assists the Board in reviewing and identifying individuals qualified to become Board members, as consistent with the criteria established by the Board for director candidates in the Company's Corporate Governance Guidelines, and recommends to the Board nominees to fill vacancies on the Board. The Nominating and Corporate Governance Committee makes recommendations from time to time regarding the size of the Board. The Nominating and Corporate Governance Committee also periodically evaluates and makes recommendations regarding corporate governance guidelines (the "Corporate Governance Guidelines"). See "Corporate Governance Matters—Corporate Governance Guidelines." The responsibilities and activities of the Nominating and Corporate Governance Committee are further described in the Nominating and Corporate Governance Committee charter. The Board may assign other duties to the Nominating and Corporate Governance Committee from time to time as necessary.

Our Board of Directors has determined that Messrs. Coleman and McAvity and Ms. Tan meet the independence requirements of the NYSE listing standards.
Director Nomination Process
The Nominating and Corporate Governance Committee makes recommendations to the Board of Directors regarding candidates to be nominated for directorship positions, considering proposals from a number of sources including shareholder proposals. When considering a person to be recommended for nomination as a director, the Nominating and Corporate Governance Committee assesses, among other factors, experience, accomplishments, education, skills, personal and professional integrity, diversity of the Board (in all aspects of that term) and the candidate's ability to devote the necessary time for service as a director (including directorships and other positions held at other corporations and organizations).
The Nominating and Corporate Governance Committee has no specific policy on director diversity. However, the Board reviews diversity of viewpoints, background, experience, accomplishments, education and skills when evaluating nominees. The Board believes that such diversity is important because it provides varied perspectives and promotes active and constructive discussion among Board members and between the Board and management, resulting in more effective oversight of management's formulation and implementation of strategic initiatives. The Board believes this diversity is demonstrated in the range of experiences, qualifications and skills of the current members of the Board. In the Board's executive sessions and in annual performance evaluations conducted by the Board and its committees, the Board from time to time considers whether the Board's composition promotes a constructive and collegial environment. In determining whether an incumbent director should stand for reelection, the Nominating and Corporate Governance Committee considers the above factors, as well as that director's personal and professional integrity, attendance, preparedness, participation and candor, the individual's satisfaction of the criteria for the nomination of directors set forth in our Corporate Governance Guidelines and other relevant factors as determined by the Board.
The Nominating and Corporate Governance Committee welcomes the Company's shareholders to nominate candidates for Board membership. The Committee will consider any such nominee in the same manner in which it evaluates other potential nominees, so long as the shareholder (i) submits a notice of nomination within the timeframe specified by Article III, Section 3 of the Company's bylaws to the Chairperson of the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Dorian LPG Ltd., c/o Dorian LPG (USA) LLC, 27 Signal Road, Stamford, Connecticut 06902 and (ii) includes in its notice the required information specified by said section of the Company's bylaws. Further information about the time frame for shareholder proposals can be found elsewhere in this Proxy Statement under "Shareholder Proposals." A summary of the information that must appear in the notice is set forth below.
The written notice should contain the following information about the proposed nominee:
•	the proposed nominee's name, age, business address and residence address;
•	the proposed nominee's principal occupation or employment;
•	the number of shares of capital stock of the Company owned beneficially or of record by the proposed nominee; and
•
any other information relating to the proposed nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors by rules and regulations applicable to the Company.

Further, the written notice should contain the following information about the shareholder making the recommendation:
•	the shareholder's name, record address and tax identification number;
•	the number of shares of capital stock of the Company owned beneficially and of record by the shareholder;
•
a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person (including their names) pursuant to which the shareholder is making the nomination;

•	a representation that the shareholder intends to appear, in person or by proxy, at the annual meeting of shareholders to nominate the proposed nominee named in its notice; and
•
any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors by rules and regulations applicable to the Company.

Moreover, the shareholder's notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.
Compensation Committee Interlocks and Insider Participation
During our last fiscal year, Messrs. Coleman, Kalborg and McAvity served on the Compensation Committee. Each of them is not, nor have any of them ever been, an officer or employee of the Company or any of its subsidiaries. In addition, during the last fiscal year, no executive officer of the Company served as a member of the board of directors or the compensation committee of any other entity that has one or more executive officers serving on our Board or our Compensation Committee.

REPORT OF THE AUDIT COMMITTEE
On behalf of the Board of Directors of Dorian LPG Ltd. (the "Company"), the Audit Committee oversees the operation of the Company's system of internal controls in respect of the integrity of its financial statements and reports, compliance with laws, regulations and corporate policies, and the qualifications, performance and independence of its independent registered public accounting firm. The Audit Committee's function is one of oversight, recognizing that the Company's management is responsible for preparing its financial statements, and the Company's independent registered public accounting firm is responsible for auditing those financial statements.
Consistent with this oversight responsibility, the Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the year ended March 31, 2018 and management's assessment of internal control over financial reporting as of March 31, 2018.
The Audit Committee has also discussed with Deloitte Certified Public Accountants S.A. ("Deloitte"), the independent registered public accounting firm, the audited financial statements of the Company for the year ended March 31, 2018, and the other matters required to be discussed by the Auditing Standard 1301. The Audit Committee has also received the written disclosures in the letter from Deloitte required by the applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte's independence and has discussed with Deloitte its independence.
Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements for the year ended March 31, 2018 be included in its annual report on Form 10-K for the fiscal year then ended. The Audit Committee has selected Deloitte as our independent registered public accounting firm for the fiscal year ending March 31, 2019, and has asked the shareholders to ratify the selection.
Øivind Lorentzen (Chair)
Ted Kalborg
Christina Tan
The Report of the Audit Committee does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the Report of the Audit Committee by reference therein.

CORPORATE GOVERNANCE MATTERS
The NYSE requires that listed companies follow certain corporate governance rules relating to, among other things, the adoption and disclosure of corporate governance guidelines, director independence, and executive sessions of non-management and independent directors. We currently comply with the NYSE listing standards applicable to U.S. companies.
Corporate Governance Guidelines
Our Board of Directors has adopted Corporate Governance Guidelines covering, among other things, the duties and responsibilities of and independence standards applicable to our directors. Our Corporate Governance Guidelines also address, among other things, director compensation, the Board's role in overseeing the compensation of the Chief Executive Officer, Board committee structures and assignments, and the Board's access to management and independent advisors. A copy of our Corporate Governance Guidelines is available on our website at http://www.dorianlpg.com/investor-center/corporate-governance/. You may also request a printed copy of the guidelines free of charge by sending a written request to our Corporate Secretary at the address on the cover of this proxy statement.
Director Independence
The Board of Directors has determined that, as of the date hereof, each of the following members of our Board is an "independent director" as defined under the applicable NYSE standards, SEC rules and the Company's Corporate Governance Guidelines: Messrs. Thomas J. Coleman, Ted Kalborg, Øivind Lorentzen and Malcolm McAvity, and Ms. Christina Tan. Therefore, the Board has satisfied its objective as set forth in the Corporate Governance Guidelines as well as NYSE listing standards, requiring that at least a majority of the Board consist of independent directors. As required under the NYSE listing standards, in making its determinations, the Board of Directors has considered whether any director has a direct or indirect material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. In addition, the Board considered a series of certain specific transactions, relationships and arrangements expressly enumerated in the NYSE independence definition. Specifically, a member of the Board of Directors may be considered independent if such member:

•	has not been employed by the Company within the last three years (other than as interim Chairman of the Board of Directors or interim Chief Executive Officer);
•	does not have an immediate family member who is, or has been, employed by the Company as an executive officer within the last three years;
•
has not received, and does not have an immediate family member who has received, more than $120,000 in direct compensation from the Company during any twelve-month period within the last three years, other than for services as a member of the Board of Directors or compensation for prior service (including pension or other forms of deferred compensation for prior service, provided such compensation is not contingent in any way on continued service); provided that, compensation received by a director for former service as an interim Chairman or Chief Executive Officer or other executive officer need not be considered in determining independence under this test; provided further that, compensation received by an immediate family member for service as an employee of the Company (other than an executive officer) need not be considered in determining independence under this test;

•
(A) is not a current partner or employee of a firm that is the Company's internal or external auditor; (B) does not have an immediate family member who is a current partner of a firm that is the Company's internal or external auditor; (C) does not have an immediate family member who is a current employee of a firm that is the Company's internal or external auditor and personally works on the Company's audit; and (D) is not, and has not been within the last three years, and does not have an immediate family member who is, or has been within the last three years, a partner or employee of a firm that is the Company's internal or external auditor and personally worked on Company's audit within such time;

•
is not, and has not been within the last three years, and does not have an immediate family member who is, or has been within the last three years, employed as an executive officer of a public company where any of the Company's present executive officers at the same time serves or served as a member of such public company's compensation committee; and

•
is not, and has not been within the last three years, an employee of a significant customer or supplier of the Company, including any company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company's consolidated gross revenues, and does not have an immediate family member who is, or has been within the last three years, an executive officer of such a significant customer or supplier; provided that contributions to not- for-profit organizations shall not be considered payments for purposes of this test.

After careful review of the categorical tests enumerated under the NYSE independence definition, the individual circumstances of each director with regard to each director's business and personal activities and relationships as they may relate to us and our management, the Board has concluded that each of the aforementioned directors has no relationship with the Company that would interfere with such director's exercise of independent judgment in carrying out his responsibilities as a director of the Company.

Code of Conduct and Ethics
We have adopted a Code of Ethics applicable to officers, directors and employees (the "Code of Ethics"), which fulfills applicable guidelines issued by the SEC. Our Code of Ethics can be found on our website at http://www.dorianlpg.com/investor-center/corporate-governance/. We will also provide a hard copy of our Code of Ethics free of charge upon written request to Dorian LPG Ltd. c/o Dorian LPG (USA) LLC, 27 Signal Road, Stamford, Connecticut 06902. Any waiver that is granted, and the basis for granting the waiver, will be publicly communicated as appropriate, including through posting on our website, as soon as practicable. We granted no waivers under our Code of Ethics during the fiscal year ended March 31, 2018. We intend to post any amendments to and any waivers of our Code of Ethics on our website within four business days.
Business Relationships and Related Person Transactions Policy
We have policies and procedures in place regarding referral of related person transactions to our Audit Committee for consideration and approval. Compensation matters involving any related persons are reviewed and approved by our Compensation Committee. Our Chief Financial Officer, in consultation with our outside counsel, is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for determining, based on the relevant facts and circumstances, whether a related person has a direct or indirect material interest in the transaction. Under our policy, transactions that (i) involve directors, director nominees, executive officers, significant shareholders or other "related persons" in which the Company is or will be a participant and (ii) are of the type that must be disclosed under the SEC's rules must be referred by the Chief Financial Officer, after consultation with our outside counsel, to our Audit Committee for the purpose of determining whether such transactions are in the best interests of the Company. Under our policy, it is the responsibility of the individual directors, director nominees, executive officers and holders of five percent or more of the Company's common stock to promptly report to our Chief Financial Officer all proposed or existing transactions in which the Company and they, or any related person of theirs, are parties or participants. The Chief Financial Officer (or the Chief Executive Officer, in the event the transaction in question involves the Chief Financial Officer or a related person of the Chief Financial Officer) is then required to furnish to the chairperson of the Audit Committee reports relating to any transaction that, in the Chief Financial Officer's judgment with advice of outside counsel, may require reporting pursuant to the SEC's rules or may otherwise be the type of transaction that should be brought to the attention of the Audit Committee. The Audit Committee considers material facts and circumstances concerning the transaction in question, consults with counsel and other advisors as it deems advisable and makes a determination or recommendation to the Board of Directors and appropriate officers of the Company with respect to the transaction in question. In its review, the Audit Committee considers the nature of the related person's interest in the transaction, the material terms of the transaction, the relative importance of the transaction to the related person, the relative importance of the transaction to the Company and any other matters deemed important or relevant. Upon receipt of the Audit Committee's recommendation, the Board of Directors or officers, excluding in all such instances the related party, take such action as deemed appropriate and necessary in light of their respective responsibilities under applicable laws and regulations.

Board Leadership Structure
The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board believes that, given the dynamic and competitive environment in which we operate, the optimal Board leadership structure may vary as circumstances warrant.
At present, the Board of Directors has chosen to combine the positions of Chief Executive Officer and Chairman of the Board. John C. Hadjipateras currently acts as Chairman of the Board and Chief Executive Officer of the Company. The Board believes that at this time, the interests of the Company and its shareholders are better served with one person serving in both roles and that the Chief Executive Officer is the person with the necessary experience and support of the other Board members to carry out the role of Chairman in an effective manner. The Board believes it is important that the Company retain the organizational flexibility to determine whether the roles of Chief Executive Officer and Chairman of the Board should be separated or combined. The Board believes the current structure promotes a cohesive leadership structure and a unified direction for the Board and executive management, and also allows for better alignment of strategic development and execution, more effective implementation of strategic initiatives and clearer accountability for success or failure. Moreover, the Board believes that having our Chief Executive Officer serve as Chairman gives management a strong voice on the Board.

Executive Sessions of Independent Directors
As required pursuant to our Corporate Governance Guidelines, independent directors hold an executive session without non-independent directors or management at least twice a year. Our Corporate Governance Guidelines allow for an independent director to be selected to preside over each such executive session. If a presiding director is not chosen to preside at all executive sessions, then the responsibility will rotate quarterly among the chairs of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committees. Presently, Mr. Thomas J. Coleman has been chosen to serve as the lead independent director at all executive sessions. For the fiscal year ended March 31, 2018, our Board held three executive sessions without non-independent directors or management present.
Communications with the Board
A majority of our independent directors has approved procedures with respect to the receipt, review and processing of, and any response to, written communications sent by shareholders and other interested persons to our Board of Directors. Such communications may be addressed to: Dorian LPG Ltd., c/o Dorian LPG (USA) LLC, 27 Signal Road, Stamford, Connecticut 06902. Mail addressed to "Outside Directors" or "Non-Employee Directors" will be forwarded or delivered to the lead independent director, who is presently Mr. Thomas J. Coleman. Mail addressed to the "Board of Directors" will be forwarded or delivered to the Chairman of the Board.
The Corporate Secretary of our Company is authorized to open and review any mail or other correspondence received that is addressed to the Board, a committee or any individual director. If, upon opening any correspondence, the Corporate Secretary determines that it contains materials unrelated to the business or operations of the Company or to the Board's functions, including magazines, solicitations or advertisements, the contents may be discarded.
Any interested party, including any employee, may make confidential, anonymous submissions regarding questionable accounting or auditing matters or internal accounting controls and may communicate directly with the Chairman of the Board by letter to the above address, marked for the attention of the Chairman of the Board. Any written communication regarding accounting, internal accounting controls or other financial matters are processed in accordance with procedures adopted by the Audit Committee.

The Board's Role in Risk Oversight
Risk assessment and oversight are an integral part of our governance and management processes. The Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Risk management is primarily the responsibility of the Company's management. However, the Board believes that oversight of risk management is one of its fundamental responsibilities. The Audit Committee is primarily responsible for oversight of the quality and integrity of the Company's financial reporting process, internal controls over financial reporting and the Company's compliance programs. The Compensation Committee is responsible for reviewing compensation-related risks. The Nominating and Corporate Governance Committee is responsible for oversight of the Company's corporate governance programs, including the Code of Ethics. Management regularly reports to the Board and its committees on the risks that the Company may face and the steps that management is taking to mitigate those risks.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS
The following table sets forth certain information known to the Company regarding the beneficial ownership of its common stock as of November 6, 2018 unless otherwise indicated below by (i) each person, group or entity known by the Company to be the beneficial owner of more than 5% of the outstanding shares of its common stock, (ii) each of our directors and director nominees, (iii) each of our named executive officers and (iv) all of our executive officers and directors as a group. Unless otherwise stated, the address of each named executive officer and director is c/o Dorian LPG Ltd., c/o Dorian LPG (USA) LLC, 27 Signal Road, Stamford, Connecticut 06902.
Name and Address of Beneficial Owner	Common Shares Beneficially Owned(1)	Percent of Class Beneficially Owned(2)
5% Shareholders
Kensico Capital Management Corp.(3)	8,014,837	14.5%
BW Group Ltd(4)	7,826,560	14.2%
Wellington Management Group LLP(5)	6,333,772	11.5%
SEACOR Holdings Inc.(6)	5,200,000	9.4%

Directors and Executive Officers
Thomas J. Coleman(7)	8,030,740	14.6%
John C. Hadjipateras(8)	5,995,680	10.9%
John C. Lycouris(9)	490,513	*
Theodore B. Young(10)	149,494	*
Alexander C. Hadjipateras	71,817	*
Christina Tan	55,903	*
Ted Kalborg(11)	35,903	*
Øivind Lorentzen	35,050	*
Malcolm McAvity	15,903	*
All directors and executive officers as a group (9 persons)(12)	14,587,892	26.4%
____________________
*	The percentage of shares beneficially owned by such director or executive officer does not exceed one percent of the outstanding shares of common stock.
(1)
Each share of common stock is entitled to one vote on matters on which common shareholders are eligible to vote. Beneficial ownership described in the table above has been obtained by the Company only from public filings and information provided to the Company by the listed shareholders for inclusion herein. Beneficial ownership is required to be determined by the shareholder in accordance with the rules under the Exchange Act and consists of either or both voting or investment power with respect to securities. Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table have reported that they have sole voting and sole investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)	Percentages based on a total of 55,166,775 shares of common stock outstanding and entitled to vote at the Annual Meeting as of November 6, 2018.
(3)
According to filings made with the SEC on July 14, 2014 and June 6, 2014, Kensico possesses shared voting and dispositive power over 8,014,837 shares. According to filings made with the SEC on July 14, 2014 and June 6, 2014, the principal business address of Kensico is 55 Railroad Avenue, 2nd Floor, Greenwich CT, 06830. Kensico provides investment management services to certain affiliated funds, including Kensico Partners, L.P., Kensico Associates, L.P., Kensico Offshore Fund Master, Ltd. and Kensico Offshore Fund II Master, Ltd. (collectively, the "Investment Funds"). As Kensico's co-presidents, Mr. Coleman and Michael B. Lowenstein may be deemed to be controlling persons of Kensico. By virtue of these relationships, Messrs. Coleman and Lowenstein may be deemed to beneficially own the entire number of Dorian shares held by the Investment Funds; however, each disclaims beneficial ownership of any Dorian shares, and proceeds thereof, except to the extent of his pecuniary interest therein. Kensico may have made additional transactions in our common stock since its most recent filings with the SEC. Accordingly, the information presented may not reflect all of the shares currently beneficially owned by Kensico.

(4)
According to a filing made with the SEC on October 9, 2018, BW Euroholdings Limited, a wholly-owned subsidiary of BW Group Ltd. (the "BW Group"), possesses shared voting and dispositive power over 7,826,560 shares. According to a filing made with the SEC on July 9, 2018, the principal registered address of the BW Group is Mapletree Business City, #18-01, 10 Pasir Panjang Road, Singapore 117438. The Sohmen Family Foundation (the "Foundation") holds 93.25% of the BW Group. The BW Group and/or the Foundation may have, either by way of their subsidiaries or on their own, made additional transactions in our common stock since their most recent filings with the SEC. Accordingly, the information presented may not reflect all of the shares currently beneficially owned by the BW Group or the Foundation.

(5)
According to a filing made with the SEC on February 12, 2018, Wellington Management Group LLP ("Wellington Management Group") possesses shared voting power over 4,488,439 shares and shared dispositive power over 6,333,772 shares. According to the filing made with the SEC on February 12, 2018, all shares are owned of record by clients of one or more investment advisers directly or indirectly owned by Wellington Management Group. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. No such client is known to have such right or power with respect to more than 5% of this class of shares. According to the filing made with the SEC on February 12, 2018, the principal business address of Wellington Management Group is c/o Wellington Management Company LLP, 280 Congress Street, Boston, Massachusetts 02210. Wellington Management Group may have made additional transactions in our common stock since its most recent filing with the SEC. Accordingly, the information presented may not reflect all of the shares currently beneficially owned by Wellington Management Group.

(6)
According to the filing made with the SEC on January 30, 2018, SEACOR Holdings Inc. ("SEACOR") possesses sole voting and dispositive power over 5,200,000 shares. According to the filing made with the SEC on January 30, 2018, the principal business address of SEACOR is 2200 Eller Drive, PO Box 13038, Fort Lauderdale, Florida 33316. SEACOR indirectly holds the shares by way of its wholly-owned subsidiary, SeaDor Holdings LLC ("SeaDor Holdings"), which directly holds the shares. SEACOR may have, either by way of its subsidiary or on its own, made additional transactions in our common stock since its most recent filing with the SEC. Accordingly, the information presented may not reflect all of the shares currently beneficially owned by SEACOR.

(7)
According to filings made with the SEC, Mr. Coleman beneficially owns 15,903 Dorian common shares. According to filings made with the SEC, Mr. Coleman serves as co-President of Kensico alongside Mr. Lowenstein. As a controlling person of Kensico, Mr. Coleman thus may be deemed to also beneficially own the entire number of the Company's common shares held by the Investment Funds discussed above. Mr. Coleman disclaims beneficial ownership of the reported Dorian shares held by the Investment Funds, and the proceeds thereof, except to the extent of any pecuniary interest therein.

(8)
Mr. Hadjipateras possesses sole voting power over 2,035,678 shares, shared voting power over 3,960,002 shares, sole dispositive power over 2,035,678 shares and shared dispositive power over 72,080 shares. Specifically, Mr. Hadjipateras may be deemed to beneficially own (i) 2,035,678 shares over which he has sole voting and dispositive power; (ii) 26,166 shares by virtue of pledges of such shares given under funding and security agreements with each of Theodore B. Young and Alexander J. Ciaputa, pursuant to which Mr. Hadjipateras may be deemed to share the power to vote and dispose of such shares; (iii) 25,000 shares through Mr. Hadjipateras' spouse, 250 shares through Mr. Hadjipateras' son, and 20,664 through the LMG Trust (Mr. Hadjipateras and his wife are trustees of the LMG Trust and the beneficiary of the LMG Trust is one of their children), pursuant to which Mr. Hadjipateras may be deemed to share the power to vote and dispose of such shares; and (iv) 3,887,922 shares by virtue of a revocable proxy granted to Mr. Hadjipateras by each of Mark C. Hadjipateras, Angeliki C. Hadjipateras, Aikaterini C. Hadjipateras, Konstantinos Markakis, Olympia Kedrou, Chrysanthi Xyla, Scott M. Sambur, as Trustee of the Kyveli Trust, and George J. Dambassis, pursuant to which Mr. Hadjipateras may be deemed to share the power to vote such shares. Mr. Hadjipateras disclaims beneficial ownership of the reported Dorian shares, and the proceeds thereof, except to the extent of any pecuniary interest therein.

(9)
Mr. Lycouris beneficially owns 210,485 common shares. Mr. Lycouris may also be deemed to indirectly beneficially own 280,028 common of our common shares through the Kyveli Trust, of which Mr. Lycouris and other members of his family are beneficiaries. Mr. Lycouris disclaims all beneficial ownership of the common shares beneficially owned by the Kyveli Trust except to the extent of his pecuniary interest therein.

(10)	According to filings made with the SEC, Mr. Young has pledged 13,083 shares to John C. Hadjipateras as security under a funding and security agreement.
(11)
According to filings made with the SEC, Mr. Kalborg beneficially owns 15,903 Dorian common shares. According to filings made with the SEC, Christmas Common Investments Ltd., of which Kalborg Trust is the sole shareholder, currently holds 20,000 common shares (the "Trust Shares"). Mr. Kalborg and other members of his family are the beneficiaries of the Kalborg Trust and Mr. Kalborg may be deemed to also beneficially own the Trust Shares. Mr. Kalborg disclaims all beneficial ownership of the Trust Shares except to the extent of his pecuniary interest therein.

(12)
To avoid double counting: (i) the 280,028 common shares that may be deemed to be indirectly beneficially owned by Mr. Lycouris through the Kyveli Trust and Mr. Hadjipateras by virtue of a revocable proxy (see Notes 8 and 9 above) are included only once in the total and (ii) the 13,083 common shares that may be deemed to be beneficially owned by Theodore B. Young and John C. Hadjipateras (see Notes 8 and 10 above) are included only once in the total.

PROPOSAL 2

TO RATIFY THE SELECTION OF DELOITTE CERTIFIED PUBLIC ACCOUNTANTS S.A. AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
 FOR THE YEAR ENDING MARCH 31, 2019
The Audit Committee has appointed Deloitte Certified Public Accountants S.A. ("Deloitte") as our independent registered public accounting firm for the year ending March 31, 2019. We have been advised by Deloitte that it is an independent registered public accounting firm with the Public Company Accounting Oversight Board (the "PCAOB"), and complies with the auditing, quality control and independence standards and rules of the PCAOB.
We expect that representatives of Deloitte will not be present at the Annual Meeting, but will be available by phone to respond to questions, and will have the opportunity to make a statement if they desire.
While the Audit Committee retains Deloitte as our independent registered public accounting firm, the Board of Directors is submitting the selection of Deloitte to the shareholders for ratification upon the recommendation to do so by the Audit Committee.
Unless contrary instructions are given, shares represented by proxies solicited by the Board will be voted for the ratification of the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending March 31, 2019. If the selection of Deloitte is not ratified by the shareholders, the Audit Committee will reconsider the matter. Even if the selection of Deloitte is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change is in our best interests. All services rendered by the independent auditors are subject to review by the Audit Committee.
Audit Fees
The following table presents fees for professional services rendered by Deloitte for the years ended March 31, 2018 and 2017. Deloitte did not bill us for other services during those periods.
	2018	2017
Audit fees(1)	$407,859	$355,757
All other fees(2)	—	1,914
Total	$407,859	$357,671
_____________________
(1)
Audit fees consist of aggregate fees for professional services, including out-of-pocket expenses, provided in connection with the audits of our consolidated financial statements, reviews of interim financial statements included in filings with the SEC, including services performed in connection with our registration statements on Form S-3 filed with the SEC in June 2015 and December 2015, services performed in connection with our prospectus supplement filed with the SEC in August 2017 pursuant to rule 424(b)(5), and other audit services required for SEC or other regulatory filings and related comfort letters, consents and assistance with and review of documents filed with the SEC.

(2)	All other fees in 2017 consist of a subscription for accounting research software.
Audit Committee Pre-Approval Policies and Procedures
The Audit Committee charter sets forth our policy regarding retention of the independent auditors, giving the Audit Committee responsibility for the appointment, replacement, compensation, evaluation and oversight of the work of the independent auditors. As part of this responsibility, our Audit Committee pre-approves the audit and non-audit services performed by our independent auditors in order to assure that they do not impair the auditor's independence from the Company. The Audit Committee has adopted a policy which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditors may be pre-approved.

There were no non-audit services provided by our independent registered public accounting firm during the fiscal year ended March 31, 2018.
The Board of Directors recommends that you vote "FOR" approval of Deloitte Certified Public Accountants S.A. as our independent registered public accounting firm for the year ending March 31, 2019.

DIRECTOR COMPENSATION
We pay each non-executive director annual compensation of $100,000 (50% in cash and 50% as an equity award in a form determined by our Compensation Committee), paid quarterly in arrears. The chairman of the Compensation Committee, the Audit Committee and the Nominating and Corporate Governance Committee each receive additional annual cash compensation of $15,000. Further, any director serving on a committee of the Board, other than a chairman of a committee, receives additional annual cash compensation of $10,000 per committee.
Each director is also reimbursed for out-of-pocket expenses in connection with attending meetings of the board of directors or committees. Each director will be fully indemnified by us for actions associated with being a director to the extent permitted under Marshall Islands law. Further, none of the members of our board of directors will receive any benefits upon termination of their directorship positions. Our directors are eligible to receive awards under an equity incentive plan that we adopted prior to the completion of our IPO and which is described below under "Executive Compensation—Outstanding Equity Awards at Fiscal Year End—2014 Equity Incentive Plan." Our Compensation Committee reviews director compensation annually and makes recommendations to the Board with respect to compensation and benefits provided to the members of the Board. Our Corporate Governance Guidelines provide that director compensation should be fair and equitable to enable the Company to attract qualified members to serve on its Board.
The following table provides certain information concerning the compensation earned by each of our non-employee directors serving on our Board for the year ended March 31, 2018, for services rendered in all capacities:
Name	Fees earned or paid in cash ($)(1)	Stock Awards ($)(2)	Total ($)
Thomas J. Coleman	85,000	48,691	133,691
Ted Kalborg	75,000	48,691	123,691
Øivind Lorentzen	50,000	48,691	98,691
Malcolm McAvity	75,000	48,691	123,691
Christina Tan	70,000	48,691	118,691
____________________
(1)	Represents cash compensation earned for services rendered as a director for the fiscal year ended March 31, 2018.
(2)
Represents equity compensation for services rendered as a director for the fiscal year ended March 31, 2018. The value of each stock award equals the grant date fair values of $8.18, $6.82, $8.22, and $7.49 per share on June 30, 2017, September 29, 2017, December 29, 2017 and March 29, 2018, respectively.

EXECUTIVE COMPENSATION
Our named executive officers, consisting of our principal executive officer and our two most highly compensated executive officers other than our principal executive officer for the fiscal year ended March 31, 2018 are:
•	John C. Hadjipateras, our Chief Executive Officer, President, and Chairman of the Board of Directors;
•	John C. Lycouris, Chief Executive Officer of Dorian LPG (USA) LLC and a Director on our Board of Directors; and
•	Theodore B. Young, our Chief Financial Officer.
Mr. Lycouris is employed and compensated by our subsidiary Dorian LPG (USA) LLC but is considered one of our executive officers because he performs policy making functions for us.
As an emerging growth company, we have opted to comply with the executive compensation rules applicable to "smaller reporting companies," as such term is defined under the Securities Act of 1933, as amended, which require compensation disclosure for our principal executive officer and our next two most highly compensated executive officers other than our principal executive officer (collectively, the "named executive officers"). Also, as an emerging growth company, we are not required to include, and have not included, a compensation discussion and analysis (CD&A) of our executive compensation programs in this proxy statement.
Summary Compensation Table
The table below sets forth the compensation earned by our named executive officers during the years indicated.
Name and Principal Position	Fiscal Year Ended March 31,	Salary	Bonus(1)	Stock Awards(2)	All Other Compensation(3)	Total
John C. Hadjipateras(4)	2018	$550,000	$601,500	$549,000	$8,100	$1,708,600
Chief Executive Officer	2017	$550,000	$751,500	$586,500	$10,275	$1,898,275

John C. Lycouris(5)	2018	$450,000	$251,500	$219,600	$8,100	$929,200
Chief Executive Officer, Dorian LPG (USA) LLC	2017	$450,000	$301,500	$234,600	$9,525	$995,625

Theodore B. Young	2018	$400,000	$251,500	$201,300	$8,100	$860,900
Chief Financial Officer	2017	$400,000	$276,500	$215,050	$9,150	$900,700

(1)
Represents cash bonuses to each of the named executive officers awarded by the Compensation Committee. The table above excludes cash bonuses awarded by the Compensation Committee after March 31, 2018 to each of Mr. Hadjipateras, Mr. Lycouris and Mr. Young in the amounts of $300,000, $200,000, and $200,000, respectively.

(2)
The amounts set forth next to each award represent the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value reported in these columns are set forth in Note 11 of the Notes to the Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for the year ended March 31, 2018. The table above excludes one-time restricted share awards granted by the Compensation Committee after March 31, 2018 to each of Mr. Hadjipateras, Mr. Lycouris and Mr. Young in the amounts of 64,700 restricted shares, 20,000 restricted shares, and 20,000 restricted shares, respectively, with the restricted shares vesting in equal installments on the grant date and on the first, second, and third anniversary of the grant date.

(3)	The amounts set forth represent contributions by the Company to each of the named executive officer's 401(k) defined contribution plan.
(4)	As our Chief Executive Officer, Mr. Hadjipateras does not receive any additional compensation for his services as a director.
(5)	As the Chief Executive Officer of our subsidiary, Dorian LPG (USA) LLC, Mr. Lycouris does not receive any additional compensation for his services as a director.
Narrative Disclosure to the Summary Compensation Table
Pursuant to management agreements entered into by each of our then vessel owning subsidiaries on July 26, 2013, as amended, with Dorian (Hellas) S.A. ("DHSA"), the technical, crew and commercial management as well as insurance and accounting services of our vessels was outsourced to DHSA. In addition, under these management agreements, strategic and financial services had also been outsourced to DHSA. DHSA had entered into agreements with each of Eagle Ocean and Highbury Shipping Services Limited ("HSSL"), to provide certain of these services on behalf of our then vessel owning companies. Mr. John C. Hadjipateras, our Chairman, President and CEO, owns 100% of Eagle Ocean, and our Vice President of Chartering, Insurance and Legal, Nigel Grey Turner, owns 100% of HSSL. As of July 1, 2014, vessel management services and the associated agreements for our fleet were transferred from DHSA and are now provided through our wholly owned subsidiaries Dorian LPG (USA) LLC, Dorian LPG (UK) Ltd. and Dorian LPG Management Corp. Eagle Ocean continues to incur related travel costs for certain transitioned employees as well as office-related costs, for which we reimbursed Eagle Ocean $0.1 million, $0.4 million and $0.8 million for the years ended March 31, 2018, 2017, and 2016, respectively. Such expenses are reimbursed based on their actual cost.
None of our members of senior management, including Mr. Hadjipateras, Mr. Lycouris and Mr. Young, are subject to an employment agreement with us or our subsidiaries.
Equity Compensation
On June 30, 2014, Mr. Hadjipateras, Mr. Lycouris and Mr. Young received 350,000 shares, 185,000 and 90,000 shares of restricted stock, respectively, vesting in equal installments on the third, fourth and fifth anniversary of the grant date. On June 15, 2016, Mr. Hadjipateras, Mr. Lycouris and Mr. Young received 75,000 shares, 30,000 and 27,500 shares of restricted stock, respectively, vesting in equal installments on the grant date and the first, second and third anniversary of the grant date. On June 15, 2017, Mr. Hadjipateras, Mr. Lycouris and Mr. Young received 75,000 shares, 30,000 and 27,500 shares of restricted stock, respectively, vesting in equal installments on the grant date and the first, second and third anniversary of the grant date. On June 15, 2018, Mr. Hadjipateras, Mr. Lycouris and Mr. Young received 64,700 shares, 20,000 shares and 20,000 shares of restricted stock, respectively, vesting in equal installments on the grant date and the first, second and third anniversary of the grant date. All restricted shares of a named executive officer will vest (i) if such named executive officer's employment terminates other than for Cause (as defined in the Severance and CIC Plan (defined below)—see "2014 Executive Severance and Change in Control Severance Plan" below) or on account of death or Disability or (ii) upon a Change of Control (as defined in the Equity Incentive Plan (defined below) and related restricted stock award agreements) that occurs while such named executive officer is still employed with us.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth certain information concerning outstanding equity awards as of March 31, 2018, for each named executive officer:
		Stock Awards
Name	Grant Date	Number of shares or units of stock that have not vested(1)	Market value of shares or units of stock that have not vested(2)
John C. Hadjipateras	6/15/2017	56,250(3)	$421,313
	6/15/2016	37,500(4)	$280,875
	6/30/2014	233,333(5)	$1,747,664

John C. Lycouris	6/15/2017	22,500(3)	$168,525
	6/15/2016	15,000(4)	$112,350
	6/30/2014	123,333(5)	$923,764

Theodore B. Young	6/15/2017	20,625(3)	$154,481
	6/15/2016	13,750(4)	$102,988
	6/30/2014	60,000(5)	$449,400

(1)
The table above excludes one-time restricted share awards granted by the Compensation Committee after March 31, 2018, to each of Mr. Hadjipateras, Mr. Lycouris and Mr. Young in the amounts of 64,700 restricted shares, 20,000 restricted shares, and 20,000 restricted shares, respectively, with the restricted shares vesting in equal installments on the grant date and on the first, second, and third anniversary of the grant date.

(2)
Fair market value of our common stock on March 31, 2018. The amount listed in this column represents the product of the closing market price of the Company's stock as of March 31, 2018 ($7.49) multiplied by the number of shares of stock subject to the award.

(3)	Granted on June 15, 2017 and vested or vests ratably on each of the grant date and first, second and third anniversaries of the date of grant.
(4)	Granted on June 15, 2016 and vested or vests ratably on each of the grant date and first, second and third anniversaries of the date of grant.
(5)	Granted on June 30, 2014 and vested or vests ratably on each of the third, fourth and fifth anniversaries of the date of grant.

2014 Equity Incentive Plan
Our 2014 equity incentive plan (the "2014 Equity Incentive Plan"), which was unanimously adopted by our Board of Directors in April 2014, was approved by a shareholder vote at the 2015 annual meeting of shareholders. Pursuant to the terms of the 2014 Equity Incentive Plan, we expect that directors, officers, and employees (including any prospective officer or employee) of the Company and its subsidiaries and affiliates, and consultants and service providers to (including persons who are employed by or provide services to any entity that is itself a consultant or service provider to) the Company and its subsidiaries and affiliates, as well as entities wholly-owned or generally exclusively controlled by such persons, may be eligible to receive stock appreciation rights, stock awards, restricted stock units and performance compensation awards that the plan administrator determines are consistent with the purposes of the plan and the interests of the Company. The maximum number of shares of common stock that may be granted under the 2014 Equity Incentive Plan shall not exceed 2,850,000 in the aggregate. In June 2014, we granted 655,000 shares of restricted stock to certain of our officers. In March 2015, we granted 274,000 shares of restricted stock to certain of our directors, employees and non-employee consultants, of which 8,506 shares were subsequently forfeited by a former employee and are again available for issuance. In June 2016, we issued 250,000 shares of restricted stock to certain of our executive officers and employees, of which 3,054 shares were subsequently forfeited by three former employees and are again available for issuance. In June 2016, we granted 6,950 shares of stock to certain of our directors. In September 2016, we granted 10,130 shares of stock to certain of our directors. In December 2016, we granted 10,434 shares of stock to certain of our directors and non-employee consultants. In March 2017, we granted 7,194 shares of stock to certain of our directors and non-employee consultants. In June 2017, we issued 259,800 shares of restricted stock to certain of our executive officers and employees, of which 3,018 shares were subsequently forfeited by a former employee and are again available for issuance. In June 2017, we granted 8,664 shares of stock to certain of our directors and non-employee consultants. In September 2017, we granted 10,062 shares of stock to certain of our directors. In December 2017, we granted 9,714 shares of stock to certain of our directors and non-employee consultants. In March 2018, we granted 9,720 shares of stock to certain of our directors and non-employee consultants. In June 2018, we issued 200,000 shares of restricted stock to certain of our executive officers and employees, of which 50,000 restricted shares vested on the grant date. In June 2018, we granted 9,552 shares of stock to certain of our directors and non-employee consultants. In September 2018, we granted 9,582 shares of stock to certain of our directors and non-employee consultants. As of November 6, 2018, there were 725,685 shares of restricted stock that were issued and outstanding, but not yet vested. As of that date, there were 1,133,776 shares of common stock remaining available for future grants under the 2014 Equity Incentive Plan.
Upon a "Change in Control" (as defined in the 2014 Equity Inventive Plan) of the Company, all unvested restricted stock awards granted under the 2014 Equity Inventive Plan and related restricted stock award agreements will become fully vested.

Securities Authorized for Issuance Under Equity Compensation Plans
Equity Compensation Plans Table
The following table shows information relating to the number of shares authorized for issuance under our equity compensation plans as of March 31, 2018.

March 31, 2018	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans
• Approved by shareholders	—	(1)	$—	1,352,910
• Not approved by shareholders	—		$—	–
Total	—		$—	1,352,910

________________
(1)
Does not include 918,344 issued restricted shares, which are subject to vesting, and the 200,000 restricted shares granted by the Compensation Committee after March 31, 2018 to certain of our executive officers and employees, of which 50,000 shares vested on the grant date. See "―Outstanding Equity Awards At Fiscal Year End" and "—2014 Equity Incentive Plan."

(2)
Represents available shares for future issuance under the 2014 Equity Incentive Plan as of March 31, 2018. The above table does not reflect the 200,000 restricted shares granted by the Compensation Committee and 19,134 shares granted to certain directors and non-employee consultants after March 31, 2018. See "—2014 Equity Incentive Plan."

Retirement Benefits
We provide retirement plan benefits, discussed in this section below, that we believe are customary in our industry. We provide them to remain competitive in retaining talent and attracting new talent to join us.
401(k) Savings Plan

We provide all qualifying full-time employees with the opportunity to participate in our tax-qualified 401(k) savings plan. The plan allows employees to defer receipt of earned salary, up to tax law limits, on a tax-advantaged basis. Accounts may be invested in a wide range of mutual funds. Up to tax law limits, we provide a 3% of salary safe harbor contribution for U.S. employees.
Pension Benefits

Our Greece-based employees have a statutory required defined benefit pension plan according to provisions of Greek law 4093/2012 covering all eligible employees.

Nonqualified Deferred Compensation

We contribute to retirement accounts for certain United Kingdom-based employees based on a percentage of their annual salaries.
2014 Executive Severance and Change in Control Severance Plan
Except as set forth under "2014 Equity Incentive Plan" above and as provided under our Executive Severance and Change in Control Severance Plan (the "Severance and CIC Plan"), none of our members of senior management, including Mr. Hadjipateras, Mr. Lycouris and Mr. Young, will receive any benefits as a result of change in control.
We adopted our Severance and CIC Plan in June 2014, under which we expect that certain executive officers of the Company and our subsidiaries and affiliates, may be eligible to receive severance benefits in connection with termination by the Company without Cause (as defined below) or termination by such officer for Good Reason (as defined below). Mr. Hadjipateras, Mr. Lycouris and Mr. Young are participants to the Severance and CIC Plan. A dismissed officer may be eligible for additional severance benefits when dismissed during the period within two years following a change in control of the Company, or in certain cases, during the six-month period prior to a "Change in Control" (as generally defined under the Equity Incentive Plan with the addition of any transaction the board determines to be a Change in Control).
In the event of termination without Cause or for Good Reason, officers subject to the Severance and CIC Plan will be eligible to receive a lump-sum payment equal to two times the sum of such officer's base salary plus bonus, a pro rata annual bonus for the year of termination, a cash payment equal to 18 months of COBRA continuation coverage and one year's outplacement services (not to exceed $10,000). Should such termination take place within two years following a Change in Control of the Company, or in certain cases, during the six-month period prior to a Change in Control (the "CIC Termination Period"), all outstanding equity awards of a terminated officer subject to the Severance and CIC Plan shall vest and the lump-sum payment to the officer will be increased to 2.99 times the sum of the officer's base salary plus bonus. The participant will receive payments and pay the excise tax or the payments will be reduced so that no excise tax applies, whatever puts the participant in a better after-tax position. For purposes of the Severance and CIC Plan, "Cause" is generally defined to mean: (i) the willful and continued failure to substantially perform his or her duties, (ii) the willful engaging in illegal conduct or gross misconduct which is demonstrably and materially injurious to the Company or its affiliates, (iii) engaging in conduct or misconduct that materially harms the reputation or financial position of the Company, (iv) the participant (x) obstructs or impedes, (y) endeavors to influence, obstruct or impede or (z) fails to materially cooperate with, an investigation, (v) the participant withholds, removes, conceals, destroys, alters or by other means falsifies any material which is requested in connection with an investigation, (vi) conviction of, or the entering of a plea of nolo contendere to, a felony or (vii) being found liable in any SEC or other civil or criminal securities law action. For purposes of the Severance and CIC Plan, "Good Reason" generally means (A) with respect to the Chief Executive Officer, Chief Financial Officer and Chief Operating Officer, a material diminution in the nature and scope of the participant's duties, responsibilities or status, (B) a material diminution in current annual base salary or annual performance bonus target opportunities; or (C) an involuntary relocation to a location more than 25 miles from a participant's principal place of business, provided that, during the CIC Termination Period, "Good Reason" shall mean (A) (1) any material change in the duties, responsibilities or status (including reporting responsibilities); provided, however, that good reason shall not be deemed to occur upon a change in duties, responsibilities (other than reporting responsibilities) or status that is solely and directly a result of the Company no longer being a publicly traded entity or (2) a material and adverse change in titles or offices (including, if applicable, membership on the board); (B) a more than 10% reduction in the participant's rate of annual base salary or annual performance bonus or equity incentive compensation target opportunities (including any material and adverse change in the formula for such targets) as in effect immediately prior to such change in control; (C) the failure to continue in effect any employee benefit plan, compensation plan, welfare benefit plan or fringe benefit plan in which the participant is participating immediately prior to such change in control or the taking of any action by the Company, in each case which would materially adversely affect the participant, unless the participant is permitted to participate in other plans providing the participant with materially equivalent benefits in the aggregate; (D) the failure of the Company to obtain the assumption of the Company's obligations under the plan from any successor; (E) an involuntary relocation of the principal place of business to a location more than 25 miles from the principal place of business immediately prior to such change in control; or (F) a material breach by the Company of the terms of an employment agreement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE
We describe below transactions and series of similar transactions, since the beginning of our last fiscal year, to which we were and are a party, in which:
•	the amounts involved exceeded or will exceed $120,000; and
•	any of our directors, executive officers or holders of more than 5% of our common stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.
Except as noted otherwise, the Audit Committee or the Board of Directors approved or ratified each arrangement described below (other than arrangements that were entered into prior to the adoption of the related party transaction policy by the Board of Directors).
See "Corporate Governance Matters—Business Relationships and Related Person Transactions Policy" for a discussion of our policies and procedures related to conflicts of interest.
Shareholders Agreement

Pursuant to the shareholders agreement dated November 26, 2013 (the "Shareholder Agreement"), SeaDor Holdings (which is a wholly-owned subsidiary of SEACOR) has the right, subject to certain terms and conditions, to require us, on up to three separate occasions beginning 180 days following the closing of our IPO, to register under the Securities Act of 1933, as amended, our common shares held by them for offer and sale to the public, including by way of underwritten public offering (provided that each such shareholder shall be entitled to request one additional demand registration to the extent such shareholder has not been included or did not participate in any demand registration). In addition, SeaDor Holdings may require us to make available shelf registration statements permitting sales of shares into the market from time to time over an extended period. SeaDor Holdings also has the ability to exercise certain piggyback registration rights permitting participation in certain registrations of common shares by us. All expenses relating to such registrations have been and will be borne by us. On July 10, 2015, the SEC declared effective our registration statement on Form S-3, filed pursuant to the Shareholder Agreement, that permits SeaDor Holdings and Dorian Holdings LLC (which was owned by Astromar LLC, of which Mr. John C. Hadjipateras, our Chairman, President, and Chief Executive Officer, was a member and director, and which has subsequently been dissolved and the shares held by it distributed pro rata to the members of Astromar LLC), or their respective donees, pledgees, transferees or other successors in interest, to offer their shares for resale from time to time pursuant to the Shareholder Agreement.
Registration Rights Agreement

We entered into a registration rights agreement dated June 3, 2014 (the "Registration Rights Agreement") with Kensico granting Kensico the right, subject to certain terms and conditions, to require us, on up to three separate occasions beginning 180 days following the closing of our IPO, to register under the Securities Act of 1933, as amended, our common shares held by Kensico for offer and sale to the public, including by way of an underwritten public offering. In addition, the registration rights agreement grants Kensico the right to require us to make available shelf registration statements permitting sales of shares into the market from time to time over an extended period, and to exercise certain piggyback registration rights permitting participation in certain registrations of common shares by us. All expenses relating to such registrations have been and will be borne by us. On July 10, 2015, the SEC declared effective our registration statement on Form S-3 that permits Kensico to offer its shares for resale from time to time, pursuant to the Registration Rights Agreement.

Management Agreements

See "Executive Compensation—Narrative Disclosure to the Summary Compensation Table" for a discussion of related travel costs for certain transitioned employees as well as office-related costs for which we reimbursed Eagle Ocean, a company 100% owned by Mr. John C. Hadjipateras, the Chairman of the Board, our President and our Chief Executive Officer, during the fiscal year ended March 31, 2018.
Dorian LPG (USA) LLC and its subsidiaries entered into an agreement with DHSA, retroactive to July 2014 and superseding an agreement between Dorian LPG (UK) Ltd. and DHSA, for the provision by Dorian LPG (USA) LLC and its subsidiaries of certain chartering and marine operation services to DHSA, for which income was earned and included in other income totaling $0.4 million for the year ended March 31, 2018. Mr. John C. Hadjipateras, the Chairman of the Board, our President and our Chief Executive Officer, has an indirect economic interest in the transaction.
As of March 31, 2018, $0.9 million was due from DHSA.
Arrangements Involving Family Members
In respect of the year ended March 31, 2018, we paid $396,500 in salary and cash bonus to Alexander Hadjipateras, a son of Mr. John C. Hadjipateras, the Chairman of the Board, our President and our Chief Executive Officer, for his service as Executive Vice President of Business Development of Dorian LPG (USA) LLC. In the year ended March 31, 2018, Mr. Alexander Hadjipateras was also eligible to participate in all benefit programs generally available to employees, including supplemental health care benefits for coverage outside of the United States, and his compensation is commensurate with that of his peers.
In respect of the year ended March 31, 2018, we paid $161,500 in salary and cash bonus to Peter Hadjipateras, a son of Mr. John C. Hadjipateras, the Chairman of the Board, our President and our Chief Executive Officer, for his service as Corporate Development Manager. In the year ended March 31, 2018, Mr. Peter Hadjipateras was also eligible to participate in all benefit programs generally available to employees and his compensation is commensurate with that of his peers.
For further information regarding our transactions with related parties, please see Note 3 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2018.
Director Independence
See "Corporate Governance Matters—Director Independence."

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors and executive officers, and beneficial owners of more than ten percent of any class of our registered equity securities including our common stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of common stock and other equity securities of the Company, and to provide the Company with a copy of those reports.
To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company, and written representations that no reports were required, during the fiscal year ended March 31, 2018, all Section 16(a) filing requirements applicable to the Company's officers, directors, and greater than ten percent beneficial owners were complied with.

SHAREHOLDER PROPOSALS FOR 2019 ANNUAL MEETING OF SHAREHOLDERS
Shareholder proposals intended to be included in our proxy statement and voted on at our 2019 Annual Meeting of Shareholders must be received at our corporate headquarters at Dorian LPG Ltd., c/o Dorian LPG (USA) LLC, 27 Signal Road, Stamford, Connecticut 06902, attention: Corporate Secretary, on or before July 12, 2019. Applicable SEC rules and regulations as well as our bylaws govern the submission of shareholder proposals, including director nominations, and our consideration of them for inclusion in the 2019 notice of Annual Meeting of Shareholders and the 2019 proxy statement.
To bring before the 2019 Annual Meeting of Shareholders any business not included in the meeting's proxy statement (including to nominate a candidate director not named in the proxy statement), a shareholder must (i) give timely written notice of that business to our Corporate Secretary and (ii) qualify as a shareholder of record both on the date the shareholder supplies notice and through the record date for the 2019 Annual Meeting. To be timely, the notice must be delivered to or mailed and received by the Company no earlier than September 4, 2019 (90 days prior to December 4, 2019, the one-year anniversary of the Annual Meeting) and no later than October 5, 2019 (60 days prior to December 4, 2019). The public disclosure of any adjournment of an annual meeting of the shareholders will not extend the time period allotted to shareholders to give notice. Where the shareholder wishes to nominate a candidate for director, the written notice must contain the information concerning the shareholder and each nominee as required by Article III, Section 3 of our bylaws, which is discussed in this Proxy Statement at "Board Meeting and Board Committee Information—Nominating and Corporate Governance Committee and Director Nominations." For all other proposals, the shareholder's written notice must include the information set forth in Article II, Section 2 of our bylaws. A copy of our bylaws is available upon request to: Dorian LPG Ltd., c/o Dorian LPG (USA) LLC, 27 Signal Road, Stamford, CT 06902, attention: Corporate Secretary.
The foregoing bylaw provisions do not affect a shareholder's ability to request inclusion of a proposal in our proxy statement within the procedures and deadlines set forth in Rule 14a-8 of the SEC's proxy rules as referenced above. A proxy may confer discretionary authority to vote on any matter at a meeting if we do not receive notice of the matter within the time frames described in the paragraph above. The officer presiding at the meeting may exclude matters that are not properly presented in accordance with the applicable SEC rules and regulations and our bylaws.

OTHER BUSINESS
As of the date of this Proxy Statement, we do not know of any other matters that may be presented for action at the meeting. Should any other business properly come before the meeting, the persons named on the enclosed proxy will, as stated therein, have discretionary authority to vote the shares represented by such proxy in accordance with their best judgment.
ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K
The annual report to shareholders for the fiscal year ended March 31, 2018 (the "Annual Report"), including our Annual Report on Form 10-K for the fiscal year ended March 31, 2018, as amended, is being mailed with this Proxy Statement. The Annual Report on Form 10-K is not a part of our proxy soliciting materials. Additionally, and in accordance with SEC rules, you may access this Proxy Statement at http://dorianlpg.com/investor-center/corporate-governance/AnnualShareholderMeeting. The Annual Report, including the Form 10-K, as amended, and the exhibits filed with it are available at our website at www.dorianlpg.com. Upon request by any shareholder to Investor Relations by email at IR@dorianlpg.com, mail at Dorian LPG Ltd., c/o Dorian LPG (USA) LLC, 27 Signal Road, Stamford, Connecticut 06902, attention: Investor Relations, or by phone at (203) 674-9900 we will furnish to shareholders, without charge, a copy of the annual report for the fiscal year ended March 31, 2018, including the financial statements and the related footnotes. The Company's copying costs will be charged if exhibits to the Annual Report on Form 10-K are requested.

/s/ John C. Hadjipateras John C. Hadjipateras Chairman of the Board

Dorian LPG Ltd.

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by - 11:59 p.m. EST on December 3, 2018.

Vote by Internet

- Go to **www.investorvote.com/LPG**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

1234 5678 9012 345

▼ **IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Election of Directors — The Board of Directors recommends a vote FOR all the listed nominees.

1. Nominees for a term of three years:

Nominee	For	Withhold
01 - Øivind Lorentzen	☐	☐
02 - Ted Kalborg	☐	☐
03 - John C. Lycouris	☐	☐

B Proposal — The Board of Directors recommends a vote FOR Proposal 2.

C Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

D Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Date (mm/dd/yyyy) — Please print date below. / /

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02XV0A

Annual Meeting of Shareholders

Tuesday, December 4, 2018

10:30 a.m. Eastern Standard Time

Please plan to arrive early as there will be no admission after the meeting begins.

To attend the meeting, please present this notice and photo identification at the registration desk upon arrival.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 4, 2018

▼ **IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — DORIAN LPG LTD.

Notice of 2018 Annual Meeting of Shareholders

The offices of Dorian LPG (USA) LLC, 27 Signal Road, Stamford, CT 06902
Proxy Solicited by Board of Directors for Annual Meeting — December 4, 2018

John Hadjipateras, Theodore B. Young or either of them (the "Proxies"), each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Dorian LPG Ltd. (the "Company") to be held at 10:30 a.m. EST on December 4, 2018 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR all director nominees and FOR the ratification of the appointment of Deloitte Certified Public Accountants S.A. as the Company's independent registered public accounting firm for the year ending March 31, 2019.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)